Goodwill	12 Months Ended
Dec. 31, 2019
Business Combination Goodwill [Abstract]
Goodwill
13	Goodwill

Movements on goodwill during the year were as follows:

	Marketing Solutions	Enterprise Solutions	Total
Balance as of January 1, 2018, December 31, 2018 and January 1, 2019	48,496	-	48,496
Goodwill arising from acquisitions during the year (Note 4)	1,125	16,089	17,214
Balance as of December 31, 2019	49,621	16,089	65,710

Goodwill is not deductible for tax purposes. The Group performs the annual impairment test on December 31 of each year using a two-step process as explained in Note 2(q).

For the years ended December 31, 2017 and 2018, the Group determined that there was one single operating segment and one single reporting unit for goodwill impairment purpose. In the first step of the goodwill impairment test, the Group estimated the fair value of its reporting unit using the market approach. Under the market approach, the Group utilized the market capitalization of its publicly-traded shares to determine the fair value of the Group, as a single reporting unit.

Following the acquisition of Changyi on January 1, 2019, management determined that the Group operates under two separate operating segments and two separate reporting units for goodwill impairment purpose with the goodwill arising from the acquisition of Changyi of US$5,531 attributed to Enterprise Solutions and the goodwill arising from other acquisitions of US$49,621 attributed to the Marketing Solutions. In the first step of the goodwill impairment test, the Group estimates the fair value of individual reporting unit using a combination of income approach and market approach.

According to the assessment of the first step, as of December 31, 2018 and 2019, the fair values of the reporting units exceeded the respective carrying amounts and goodwill was not considered impaired. Accordingly, the second step was not required. Based on the impairment tests performed, no impairment of goodwill was recorded for all years presented.